Exhibit 10.1.3

Third Amendment to the
Shareholder Loan Agreement
between
AMERICAN CAPITAL STRATEGIES, LTD.
as Lender
and
DOSIMETRY ACQUISITIONS (FRANCE)
as Borrower

THIRD AMENDMENT TO THE SHAREHOLDER LOAN AGREEMENT
THIS THIRD AMENDMENT TO THE SHAREHOLDER LOAN AGREEMENT IS DATED THE 14 TH OF MAY 2008 AND MADE BETWEEN:
1.	AMERICAN CAPITAL STRATEGIES, LTD., a company incorporated under the laws of Delaware, with registered office at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 (hereafter the “Lender”); and

2.	DOSIMETRY ACQUISITIONS (FRANCE), a simplified joint stock company (société par actions simplifiée) company incorporated under the laws of France, with registered office at Lieu-dit “Calès”, 13 113 Lamanon (France), with registration number 453 885 626 R.C.S Tarascon, (hereafter the “Borrower”).
WHEREAS:
1.	Lender and Borrower are party to a shareholder loan agreement dated 23 September 2005 which was later amended on 14 November 2005 and 13 September 2006 (the “Initial Loan Agreement”).

2.	Lender and Borrower have agreed to extend the maturity date of the Initial Loan Agreement and in this context have agreed to enter into this third amendment agreement (the “Agreement”).
IT IS AGREED as follows:
1.	Definitions

In this Agreement (including the above recitals), all capitalized terms and expressions not otherwise defined herein shall have the meaning ascribed to them in the Initial Loan Agreement.

2.	Amendment to the Initial Loan Agreement

The Parties hereby agree to amend the definition of “Repayment Date” in Article 1 (Definitions) of the Initial Loan Agreement as follows:

“ “Repayment Date” means 14 October 2010”.

3.	Other provisions of the Initial Loan Agreement

Any and all other provisions of the Initial Loan Agreement shall remain in full force and effect.

4.	Governing law

This Agreement shall be governed by and construed in accordance with the laws of France.

5.	Jurisdiction

The parties irrevocably agree that the Commercial Court of Paris is to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.
On the date stated at the beginning of this Agreement in (2) original copies

The Lender AMERICAN CAPITAL STRATEGIES, LTD.	The Borrower DOSIMETRY ACQUISITIONS (FRANCE)

/s/ Robert Klein	/s/ Robert Klein
By: Robert Klein	By: Robert Klein
Duly authorized thereto	Duly authorized thereto

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